Exhibit 99.1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
TM Entertainment and Media, Inc.
We have audited the accompanying balance sheet of TM Entertainment and Media, Inc. (a corporation in the development stage) as of October 23, 2007, and the related statements of operations, stockholders’ equity, and cash flows for the period from May 1, 2007 (inception) to October 23, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TM Entertainment and Media, Inc. as of October 23, 2007 and the results of its operations and its cash flows for the period from May 1, 2007 (inception) to October 23, 2007, in conformity with United States generally accepted accounting principles.
/s/ Goldstein Golub Kessler LLP
GOLDSTEIN GOLUB KESSLER LLP
New York, New York
October 26, 2007

TM ENTERTAINMENT AND MEDIA, INC.
(A CORPORATION IN THE DEVELOPMENT STAGE)
Balance Sheet

October 23,
2007
CURRENT ASSETS
Cash	$598,727
Cash held in trust	77,697,200
Cash held in trust from underwriter	3,281,600
Prepaid expenses	216,339

Total Assets	$81,793,866

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Note payable — stockholder	$100,000
Accounts payable and accrued liabilities	231,089
Accrued offering costs	362,883
Deferred underwriting fee	3,281,600

Total liabilities	3,975,572

Common stock, subject to possible conversion of 3,075,475 shares at conversion value	24,285,542

Commitments

Stockholders’ Equity
Preferred stock — 1,000,000 shares authorized, $.001 par value, none outstanding	—
Common stock — 40,000,000 authorized, $.001 par value, 12,505,000 outstanding (which includes 3,075,475 shares subject to possible conversion)	12,505
Additional paid-in capital	53,575,335
Deficit accumulated during development stage	(55,088)

Total stockholders’ equity	53,532,752

Total liabilities and stockholders’ equity	$81,793,866

See Notes to Financial Statements

TM ENTERTAINMENT AND MEDIA, INC.
(A CORPORATION IN THE DEVELOPMENT STAGE)
Statement of Operations

For the Period from
May 1, 2007
(Inception) to
October 23, 2007
Formation and operating expenses	$53,106
Interest expense	2,137
Interest income	(155)

Net loss	$(55,088)

Weighted average shares outstanding, basic and diluted	2,308,267
Net loss per share, basic and diluted	$(0.02)

See Notes to Financial Statements

TM ENTERTAINMENT AND MEDIA, INC.
(A CORPORATION IN THE DEVELOPMENT STAGE)
Statement of Stockholders’ Equity

	For the Period from May 1, 2007 (Inception) to October 23, 2007
				Deficit
				Accumulated
	Common	Common	Additional	During
	Stock	Stock	Paid-In	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Issuance of common stock to initial stockholders on May 1, 2007 at $.011 per share	2,250,000	$2,250	$22,750	—	$25,000
Sale of Private Placement Warrants			2,100,000	—	2,100,000
Sale of 10,255,000 units through public offering (net of underwriter’s discount and offering expenses) Including 3,075,475 shares subject to possible Conversion	10,255,000	10,255	75,738,027		75,748,282
Proceeds from sale of underwriters’ purchase option			100		100
Proceeds subject to possible conversion			(24,285,542)		(24,285,542)
Net loss				$(55,088)	(55,088)

Balance at October 23, 2007	12,505,000	$12,505	$53,575,335	$(55,088)	$53,532,752

See Notes to Financial Statements

TM ENTERTAINMENT AND MEDIA, INC.
(A CORPORATION IN THE DEVELOPMENT STAGE)
Statement of Cash Flows

For the Period from
May 1, 2007
(Inception) to
October 23, 2007

Cash flows from operating activities
Net loss	$(55,088)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in prepaid expenses	(216,339)
Increase in accounts payable and accrued liabilities	231,089

Net cash used in operating activities	(40,338)

Cash flows from investing activities
Cash placed in Trust	80,978,800

Net cash used in investing activities	(80,978,800)

Cash flows from financing activities
Proceeds from sale of shares of common stock to Initial Stockholders	25,000
Proceeds from sale of units to public	82,040,000
Proceeds from private placement of warrants	2,100,000
Proceeds from note payable to Initial Stockholder	100,000
Proceeds from sale of underwriters’ purchase option	100
Payment of deferred offering costs	(2,647,235)

Net cash provided by (used in) financing activities	81,617,865

Net increase (decrease) in cash	598,727
Cash at beginning of period	—

Cash at end of period	$598,727

Supplemental disclosure of non cash financing activities

Accrual of offering costs	$362,883

Accrual of deferred underwriting fee	$3,281,600

See Notes to Financial Statements

TM ENTERTAINMENT AND MEDIA, INC.
(A CORPORATION IN THE DEVELOPMENT STAGE)
Notes to Financial Statements
1. Organization and Business Operations
     TM Entertainment and Media, Inc. (the “Company”) was incorporated in Delaware on May 1, 2007 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business.
     At October 23, 2007, the Company had not yet commenced any operations. All activity through October 23, 2007 relates to the Company’s formation and the public offering (the “Offering”) described below. The Company has selected December 31 as its fiscal year-end.
     The registration statement for the Company (described in Note 2) was declared effective October 17, 2007. The Company consummated the Offering on October 23, 2007, and received net proceeds of approximately $77,848,280, including $2,100,000 of proceeds from the private placement (the “Private Placement”) sale of 2,100,000 insider warrants to the officers, Directors of the Company, and their affiliates. The insider warrants purchased by these individuals and their affiliates are identical to the warrants underlying the Units sold in the Offering except that the insider warrants will be exercisable on a cashless basis and will not be redeemable by the Company so long as they are still held by the purchaser or their affiiliates. The purchasers of the insider warrants have agreed that they will not sell or transfer the insider warrants (except in certain cases) until the later of October 17, 2008 and 60 days after the consummation of a business combination. The sale of the warrants to management will not result in the recognition of any stock-based compensation expense because they were being sold above fair market value.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. Upon the closing of the Offering and Private Placement, $80,978,800, including $3,281,600 of the underwriters’ discount as described in Note 2 is being held in a trust account (“Trust Account”) and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors and service providers (which would include any third parties engaged by the Company to assist it in any way in connection with the Company’s search for a target business) and prospective target businesses execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with the Company, they will not seek recourse against the Trust Account or that a court would not conclude that such agreements are not legally enforceable. The Company’s Chairman of the Board and Co-Chief Executive Officer, and the Company’s Co-Chief Executive Officer have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. Furthermore, they will not have any personal liability as to any claimed amounts owed to a third party who executed a waiver (including a prospective target business). Additionally, in the case of a prospective target business that did not execute a waiver, such liability will only be in an amount necessary to ensure that public stockholders receive no less than $8.00 per share upon liquidation.
     The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $1,500,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements and additional amounts may be released to the Company as necessary to satisfy tax obligations.

     The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Proposed Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their initial shares of Common Stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.
With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his, hers, or its shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of Common Stock held by Public Stockholders at the consummation of the Proposed Offering. Accordingly, Public Stockholders holding 29.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (29.99% of the amount held in the Trust Account, including the deferred portion of the underwriters’ discount) has been classified as common stock subject to possible conversion on the accompanying October 23, 2007 balance sheet.
     The Company’s Amended and Restated Certificate of Incorporation provides that the Company will continue in existence only until 24 months from the effective date of the Proposed Offering. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units sold in the Offering discussed in Note 2).
     Concentration of Credit Risk — The Company maintains cash in a bank deposit account which, at times, exceeds federally insured (FDIC) limits. The Company has not experienced any losses on this account.
     Deferred Income Taxes — Deferred income tax assets and liabilities are computed for differences between the financial statements and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.
Loss Per Share — Loss per share is computed by dividing net loss by the weighted-average number of shares of Common Stock outstanding during the period. The effect of the 10,255,000 outstanding warrants (the “Warrants”) issued in connection with the Offering, the 2,100,000 outstanding Warrants issued in connection with the Private Placement and the 700,000 units (the “Units”) issued to the underwriters in connection with the underwriters’ Unit purchase option has not been considered in diluted loss per share calculations since the effect of such Warrants would be antidilutive.
     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     New Accounting Pronouncements — Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
2. Initial Public Offering
     On October 23, 2007 the Company sold 10,255,000 Units in the Offering at a price of $8.00 per Unit, including 1,255,000 Units of their over-allotment option. Each Unit consists of one share of the Company’s common stock and one redeemable common stock purchase Warrant. Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.50 commencing on the later of the completion of a Business Combination and one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Company may redeem the Warrants, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant will not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.
     The Company paid the underwriters in the Offering an underwriting discount of 7% of the gross proceeds of the Offering. However, the underwriters have agreed that 4% of the gross proceeds will be held in the Trust Account and will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination.
     The Company sold to Pali Capital, Inc. (“Pali”), as representatives of the underwriters, for $100, an option to purchase up to a total of 700,000 Units at $10.00 per Unit. The Units issuable upon the exercise of this option are identical to those sold in the Offering. This option is exercisable at $10.00 per Unit, and may be exercised on a cashless basis, commencing on the later of the consummation of a Business Combination and one year from the date of the effectiveness of the Offering and expiring five years from the date of the effectiveness of the Offering. The estimated fair value of this option is approximately $2,205,000, $3.15 per Unit, using a Black-Scholes option-pricing model. The fair value of the option granted is estimated as of the date of the grant using the following assumptions: (1) expected volatility of 45.2%, (2) risk-free discount rate of 4.95%, (3) expected life of five years and (4) dividend rate of zero. The volatility is based on the average five year daily volatility of the 20 smallest (by market capitalization) media companies in the Russell 2000 Index.
3. Note Payable, Stockholder
     The Company issued an unsecured promissory note in an aggregate principal amount of $100,000 to one of the Initial Stockholders on May 21, 2007. The note bears interest at 5% per year, compounded semiannually and was payable on the earlier of May 21, 2008 or the consummation of the Offering. The Initial Stockholder has agreed to extend the note to January 31, 2008 at the same terms. The Statement of Operations includes $2,137 of interest expense related to this note for the period from May 1, 2007 (inception) to October 23, 2007. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.
4. Income Taxes
     Significant components of the Company’s deferred tax assets are as follows:

October 23,
2007
Expenses deferred for income tax purposes	$18,730
Less: valuation allowance	(18,730)

TOTAL	$—

Management has recorded a full valuation allowance against the Company’s deferred tax assets in recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived.
     The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.
5. Commitments
The Company may occupy office space provided by one of the Initial Stockholders, or an affiliate of one of the Initial Stockholders, or a third party. Such Initial Stockholder, affiliate or third party has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the

Company from time to time. The Company has agreed that it will to pay $7,500 per month for such services commencing on the effective date of the Offering. For the period ended October 23, 2007, the Company has incurred $1,748 of expense relating to this agreement which is included in formation and operating expenses in the accompanying Statement of Operations. Pursuant to letter agreements which the Initial Stockholders have entered into with the Company and the underwriters, the Initial Stockholders waived their right to receive distributions with respect to their initial shares upon the Company’s liquidation.
     The Initial Stockholders and the holders of the Insider Warrants (or underlying securities) will be entitled to registration rights with respect to their initial shares or Insider Warrants (or underlying securities) pursuant to an agreement signed or on the date of the Offering. The holders of the majority of these securities may elect to exercise these registration rights with respect to such securities at any time after the Company consummates a Business Combination. The holders have certain “piggy-back registration rights” with respect to registration statements filed after the Company’s consummation of a Business Combination.
6. Preferred Stock
     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.
     The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.